ISHARES TRUST
                   Prospectus Supplement Dated June 13, 2000

          THE INFORMATION IN THIS SUPPLEMENT UPDATES THE INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 12, 2000. THE SUPPLEMENT LIKELY WILL BE RELEVANT ONLY TO INSTITUTIONS AND LARGE INVESTORS WHO PURCHASE OR REDEEM CREATION UNITS DIRECTLY FROM A FUND.

The Prospectus section for each Fund entitled "Creation Transaction Fees and Redemption Transaction Fees" is amended to state that (i) the Standard Creation Transaction Fee for each Fund set forth in the Prospectus is not a per Creation Unit charge, but rather is a single charge that covers all Creation Units of that one Fund purchased on the same day; and (ii) the Standard Redemption Fee for each Fund set forth in the Prospectus is not a per Creation Unit charge, but rather is a single charge that covers all Creation Units of that one Fund redeemed on the same day.